UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report: June 20, 2007
CINCINNATI BELL INC.
(Exact name of registrant as specified in its charter)

Ohio	1-8519	31-1056105
(State or other jurisdiction	(Commission File Number)	(IRS Employer Identification No.)
of incorporation)

221 East Fourth Street		45202
Cincinnati, Ohio		(Zip Code)
(Address of principal executive
offices)
Registrant’s telephone number, including area code: (513) 397-9700
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Form 8-K	Cincinnati Bell Inc.
Section 7 — Regulation FD
Item 7.01 Regulation FD Disclosure
     On June 21, 2007, at 1:30 pm (EDT), the Company will host an analyst and investor meeting in Cincinnati, Ohio. Speakers at the meeting will include the Company’s president and chief executive officer, Jack Cassidy; chief financial officer, Brian Ross; chief operating officer, Rod Dir; and other key leaders of the Company’s management team. The analyst and investor meeting will be webcast both live and on-demand. To listen, go to the Investor Relations section of www.cincinnatibell.com, click on the Webcasts/Presentations tab and follow the instructions for accessing the webcast.
     A copy of the presentation to be made during the meeting is attached to this Current Report as Exhibit 99.1.
     The information in this Item 7.01 and the exhibit attached to this Current Report as Exhibit 99.1 is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Act of 1934 or otherwise subject to the liabilities of that Section nor shall they be deemed incorporated by reference into any filing under the Securities Act of 1933 or the Securities Act of 1934, except as shall be expressly stated by specific reference in such filing.
Section 9 — Financial Statements and Exhibits
Item 9.01 Financial Statements and Exhibits.
     (c) Exhibits

Exhibit 99.1	Presentation to be made during the Cincinnati Bell Analyst and Investor Meeting on June 21, 2007.
Forward Looking Statements
     Certain of the statements and predictions contained in this report constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act. In particular, statements, projections or estimates that include or reference the words “believes,” “anticipates,” plans,” “intends,” “expects,” “will,” or any similar expression fall within the safe harbor for forward-looking statements contained in the Reform Act. Actual results or outcomes may differ materially from those indicated or suggested by any such forward-looking statement for a variety of reasons, including, but not limited to: Cincinnati Bell’s ability to maintain its market position in communications services, including wireless, wireline and Internet services; general economic trends affecting the purchase or supply of telecommunication services; world and national events that may affect the ability to provide services; changes in the regulatory environment; any rulings, orders or decrees that may be issued by any court or arbitrator; restrictions imposed under various credit facilities and debt instruments; work stoppages caused

Form 8-K	Cincinnati Bell Inc.
by labor disputes; and Cincinnati Bell’s ability to develop and launch new products and services. More information on potential risks and uncertainties is available in recent filings with the Securities and Exchange Commission, including Cincinnati Bell’s Form 10-K report, Form 10-Q reports and Form 8-K reports. The forward-looking statements included in this report represent Company estimates as of June 21, 2007. Cincinnati Bell anticipates that subsequent events and developments will cause its estimates to change.
SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CINCINNATI BELL INC.

By:	/s/ Christopher J. Wilson

Christopher J. Wilson
Vice President, General Counsel &
Secretary
Date: June 20, 2007

Exhibit Index

Exhibit No.	Exhibit

99.1	Presentation to be made during the Cincinnati Bell Analyst and Investor Meeting on June 21, 2007.